First Security Group, Inc. and Subsidiary
Consolidated Financial Highlights
(unaudited)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	Year-to-Date
	2014	2014	2014	2014	2013	December 31, 2014	December 31, 2013
	(in thousands, except per share amounts and full-time equivalent employees)
Earnings:
Net interest income	$7,944	$8,487	$7,545	$6,925	$6,478	$30,901	$23,370
Credit for loan and lease losses	$(221)	$11	$(270)	$(972)	$(955)	$(1,452)	$(2,735)
Non-interest income[1]	$3,788	$2,805	$3,030	$2,635	$2,188	$12,258	$8,683
Non-interest expense[1]	$10,900	$10,222	$10,101	$10,445	$10,150	$41,668	$47,760
Income tax provision (benefit)	$131	$132	$131	$132	$119	$526	$477
Dividends and accretion on preferred stock	$—	$—	$—	$—	$—	$—	$1,381
Effect of exchange on preferred stock to common stock	$—	$—	$—	$—	$—	$—	$26,179
Net income available (loss allocated) to common shareholders	$922	$927	$613	$(45)	$(648)	$2,417	$11,349

Per Share Data:
Net income available (loss allocated) to common shareholders, basic	$0.01	$0.01	$0.01	$0.00	$(0.01)	$0.04	$0.24
Net income available (loss allocated) to common shareholders, diluted	$0.01	$0.01	$0.01	$0.00	$(0.01)	$0.04	$0.24
Book value per common share	$1.35	$1.32	$1.30	$1.27	$1.26	$1.35	$1.26

Performance Ratios:
Return on average assets	0.36%	0.36%	0.24%	(0.02)%	(0.26)%	0.24%	1.09%
Return on average common equity	4.13%	4.23%	2.86%	(0.21)%	(3.08)%	2.79%	18.49%
Efficiency ratio	92.91%	90.52%	95.52%	109.26%	117.12%	96.55%	149.00%
Non-interest income to net interest income and non-interest income	32.29%	24.84%	28.65%	27.56%	25.25%	28.40%	27.09%

Capital:
Total equity to total assets	8.41%	8.56%	8.55%	8.63%	8.56%	8.41%	8.56%

Liquidity, Yields and Rates:
Interest-bearing cash - average balance	$9,757	$8,436	$8,997	$13,653	$34,075	$10,195	$111,276
Investment securities - average balance	225,253	230,297	247,459	272,563	330,094	243,726	301,375
Loans - average balance	718,917	702,271	673,175	604,298	550,749	675,055	545,803
Average Earning Assets	$953,927	$941,004	$929,631	$890,514	$914,918	$928,976	$958,454
Pure deposits[2] - average balance	$525,691	$493,707	$455,407	$446,820	$452,495	$480,659	$434,792
Core deposits[3] - average balance	680,008	654,893	622,636	624,365	640,177	645,654	644,579
Customer deposits[4] - average balance	802,837	783,996	757,704	773,336	801,827	779,561	831,924
Brokered deposits - average balance	83,490	85,369	84,021	70,204	84,143	80,820	114,926

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	Year-to-Date
	2014	2014	2014	2014	2013	December 31, 2014	December 31, 2013
	(in thousands, except per share amounts and full-time equivalent employees)
Total deposits - average balance	$886,327	$869,365	$841,725	$843,540	$885,970	$860,381	$946,850
Total loans to total deposits	73.28%	75.85%	76.01%	71.85%	68.02%	73.28%	68.02%
Yield on earning assets	3.79%	4.14%	3.86%	3.85%	3.53%	3.90%	3.39%
Rate on customer deposits (including impact of non-interest bearing DDAs)	0.37%	0.37%	0.37%	0.41%	0.48%	0.38%	0.59%
Cost of deposits	0.49%	0.55%	0.59%	0.65%	0.74%	0.57%	0.89%
Rate on interest-bearing funding	0.58%	0.66%	0.68%	0.78%	0.73%	0.65%	1.04%
Net interest margin, taxable equivalent	3.32%	3.60%	3.30%	3.21%	2.89%	3.36%	2.50%

Non-Interest Income:
Service Charges on Deposits	$793	$778	$769	$741	$800	$3,081	$3,097
POS Fees	426	436	439	401	420	1,702	1,590
BOLI	235	234	235	351	239	1,055	960
Mortgage Banking Income	357	462	279	180	208	1,278	1,135
Trust	245	233	235	200	188	913	715
Other	846	398	376	369	165	1,989	864
Net Gains on Sales of Loans	886	254	450	22	—	1,612	—
Net Gains on AFS sales	—	10	247	371	168	628	322
Total Non-Interest Income	$3,788	$2,805	$3,030	$2,635	$2,188	$12,258	$8,683

Non-Interest Expense:
Salaries and Benefits	$5,576	$5,153	$5,225	$5,274	$5,503	$21,228	$22,584
Occupancy	732	814	776	820	799	3,142	3,301
Furniture and Fixtures	580	565	520	557	544	2,222	2,343
Professional Fees	888	658	690	599	417	2,835	4,893
FDIC insurance assessments	336	336	336	311	150	1,319	2,300
Write-downs on OREO and repossessions	59	289	76	309	375	733	2,373
Losses (Gains) on OREO, repossessions and fixed assets, net	(369)	(113)	(15)	10	57	(487)	(359)
Non-performing asset expenses, net	193	204	184	221	450	802	1,320
Data processing	618	577	506	588	517	2,289	2,214
Communications	120	129	147	150	172	546	583
Debit card fees	307	244	232	258	181	1,041	806
Intangible asset amortization	50	49	49	48	57	196	270
Printing and supplies	147	144	150	207	121	648	649
Advertising	147	140	135	134	65	556	311
Insurance	296	295	303	325	251	1,219	2,125
Other	1,220	738	787	634	491	3,379	2,047
Total Non-Interest Expense	$10,900	$10,222	$10,101	$10,445	$10,150	$41,668	$47,760

Asset Quality:
Net (recoveries) charge-offs	$(221)	$664	$(470)	$228	$(754)	$201	$565
Net loan (recoveries) charge-offs to average loans, annualized	(0.03)%	0.19%	(0.14)%	0.15%	(0.55)%	0.03%	0.10%

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	Year-to-Date
	2014	2014	2014	2014	2013	December 31, 2014	December 31, 2013
	(in thousands, except per share amounts and full-time equivalent employees)
Non-accrual loans	$4,348	$4,000	$4,891	$6,027	$7,203	$4,348	$7,203
Other real estate owned and repossessed assets, net	$4,519	$5,960	$7,725	$7,075	$8,213	$4,519	$8,213
Loans 90 days past due	$100	$1,951	$1,083	$854	$928	$100	$928
Non-performing assets (NPA)	$8,967	$11,911	$13,699	$13,956	$16,344	$8,967	$16,344
NPA to total assets	0.84%	1.16%	1.35%	1.42%	1.67%	0.84%	1.67%
Non-performing loans (NPL)	$4,448	$5,951	$5,974	$6,881	$8,131	$4,448	$8,131
NPL to total loans	0.67%	0.89%	0.91%	1.14%	1.39%	0.67%	1.39%
Allowance for loan and lease losses to total loans	1.29%	1.29%	1.43%	1.52%	1.80%	1.29%	1.80%
Allowance for loan and lease losses to NPL	192.22%	144.51%	157.35%	133.70%	129.14%	192.22%	129.14%

Period End Balances:
Loans, excluding HFS	$663,622	$666,728	$659,539	$604,859	$583,097	$663,622	$583,097
Allowance for loan and lease losses	$8,550	$8,600	$9,400	$9,200	$10,500	$8,550	$10,500
Loans held-for-sale	$72,242	$46,904	$28,547	$35,503	$220	$72,242	$220
Intangible assets	$134	$184	$233	$282	$330	$134	$330
Assets	$1,070,244	$1,027,882	$1,012,685	$980,505	$977,574	$1,070,244	$977,574
Deposits	$905,613	$879,029	$867,709	$841,832	$857,269	$905,613	$857,269
Total shareholders' equity	$89,980	$87,963	$86,566	$84,654	$83,648	$89,980	$83,648
Common stock market capitalization	$151,027	$132,315	$144,594	$138,601	$153,187	$151,027	$153,187
Full-time equivalent employees	268	264	264	275	285	268	285
Common shares outstanding	66,826	66,826	66,633	66,635	66,603	66,826	66,603

Average Balances:
Loans, including HFS	$718,917	$702,271	$673,175	$604,298	$550,749	$675,055	$545,803
Intangible assets	$166	$217	$265	$313	$363	$240	$466
Earning assets	$953,927	$941,004	$929,631	$890,514	$914,918	$928,976	$958,453
Assets	$1,033,327	$1,017,631	$1,006,143	$967,624	$993,447	$1,006,392	$1,039,941
Deposits	$886,327	$869,365	$841,725	$843,540	$885,970	$860,381	$946,850
Common shareholders' equity	$89,205	$87,656	$85,613	$84,340	$84,125	$86,720	$61,382
Total shareholders' equity	$89,205	$87,656	$85,613	$84,340	$84,125	$86,720	$70,312
Common shares outstanding, basic - wtd	65,915	65,869	65,731	65,726	66,603	65,811	46,495
Common shares outstanding, diluted - wtd	65,950	65,874	65,737	65,726	66,603	65,815	46,504

[1] Certain amounts were reclassified between non-interest income and non-interest expense to conform with the current presentation.
[2] Pure deposits are all transaction-based accounts, including non-interest bearing DDAs, interest bearing DDAs, money market accounts and savings accounts.
[3] Core deposits are Pure deposits plus customer certificates of deposits less than $100,000.
[4] Customer deposits are total deposits less brokered deposits.

First Security Group, Inc. and Subsidiary
Consolidated Financial Highlights
Non-GAAP Reconciliation Table
(unaudited)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	Year-to-Date
	2014	2014	2014	2014	2013	December 31, 2014	December 31, 2013
	(in thousands, except per share data)

Average total shareholders' equity	$89,205	$87,657	$85,613	$84,340	$84,125	$86,720	$70,312
Effect of average preferred stock	—	—	—	—	—	—	(8,930)
Average common shareholders' equity	$89,205	$87,657	$85,613	$84,340	$84,125	$86,720	$61,382